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                            HARVARD SCIENTIFIC CORP.

                               FINANCING AGREEMENT

                                FEBRUARY 23, 1998

                  Harvard Scientific Corp. ("Harvard") has requested that O. Lee Tawes III ("Investor") provide equity financing of $600,000. The Investor has agreed to do so on the following terms:

                  BASIC ISSUANCE: Investor hereby purchases 200,000 shares ("Basic Shares") of Harvard's Common Stock ("Common") at $3.00 per share ("Acquisition Price"), which reflects a discount from the current trading price of the Common on the OTC Bulletin Board in view of the restrictions upon transfer of the Basic Shares and in view of further factors such as the development status of Harvard and the potential volatility of the market for the Common.

                  CONTINGENT ISSUANCE: If on the date of effectiveness of the registration statement referred to below the closing bid price of the Common is less than $6.00 per share ("Contingent Price"), Investor will automatically receive that number of shares of Common ("Additional Shares," which together with the Basic Shares are referred to herein as the "Acquired Shares") that is the difference between (a) 600,000 divided by one-half the Contingent price and
(b) 200,000. The $600,000 consideration received as herein provided will be allocated ratably over all the Acquired Shares so that the per share price of each share of Basic Shares and Additional Shares will be identical.

                  SECURITIES LAW RESTRICTIONS: Investor recognizes that the Basic Shares have not been, and the Additional Shares, upon issuance, may not be, registered under the Securities Act of 1933 or qualified or registered under the laws of any state or other jurisdiction. Investor will execute Harvard's standard Investment Letter in the form of Exhibit A hereto.

                  REGISTRATION: Harvard will cause Basic shares (and any Additional Shares so long as their inclusion will not delay the effectiveness of registration of the Basic Shares) to be registered as promptly as practicable under the Securities Act of 1933 and to be qualified or registered under the laws of any other jurisdiction as to which the Investor may reasonably request. To the extent any Additional Shares have not been so registered at the time of effectiveness of such Registration Statement, such Additional Shares will thereafter be registered as promptly as practicable.

                  FURTHER AGREEMENT: This document is an agreement between the parties hereto, effective upon its execution and delivery by Harvard and the Investor. The parties will consult as to whether or not a more extensive agreement is desired covering the matters herein, and if Harvard and the Investor determine that such an agreement is desirable, then it will be prepared, but until such a further agreement is executed and delivery by Harvard and the Investor, this Agreement shall remain in full force and effect.

                  COSTS AND EXPENSES: As additional consideration for the Investor hereunder, Harvard will bear all costs and expenses relating to this Agreement, including those of registration and including fees and expenses of counsel, if any, to the Investor.

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                  COUNTERPARTS:  This  Agreement may be signed in  counterparts, each of which will be an original and all together will constitute one agreement.

                  IN WITNESS HEREOF, the parties hereto have executed this Agreement this 23rd day of February, 1998.

HARVARD SCIENTIFIC CORP.                             INVESTOR

By:/S/ Thomas E. Waite                                /S/O. Lee Tawes III
   -----------------------------                     ---------------------------
     Its: President                                     O. Lee Tawes III

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                                INVESTMENT LETTER

Harvard Scientific Corp.
100 North Arlington
Suite 380
Reno, Nevada 89501

                  Re: Investment in Common Stock, par value 0.01 per share ("Shares")

Ladies and Gentlemen:

                  In connection with our acquisition of Shares, the undersigned hereby represents and warrants to the Company as follows:

           1. We understand that the Shares have not been and are not expected to be registered under the United States Securities Act of 1933, as from time to time amended (the "Act", which term includes the rules and regulations from time to time promulgated thereunder), or qualified or registered under any state securities laws. The Shares we receive will be "restricted securities" (as defined in the Act". We are aware that this means that we will not be able to reoffer, resell, pledge, hypothecate or otherwise transfer ("Transfer") the Shares unless (I) the Shares have been registered under the Act or (ii) an exemption from the registration provisions of the Act is available for such Transfer, and , in either case, the Transfer is in compliance with any applicable state securities laws.

           2. We acknowledge that the Shares are being acquired solely for our own account for investment and not for the account of any other person and not for distribution, assignment or resale to others, except as may be permitted under the act, and no other person has, or will have, upon our acquisition of the Shares, direct or indirect beneficial interest in the Shares.

           3. We understand that a restrictive legend may be placed on the certificate representing the Shares and that stop-transfer instructions may be issued to the transfer agent of the Shares or any related depositary shares reflecting the foregoing restrictions, which restrictions normally will not be released without opinion of counsel satisfactory to the Company that such restrictions may be released.

           4. We have sufficient knowledge and experience in financial and business matters, by ourselves or with our financial advisors, to be capable of evaluating the merits and risks of the acquisition of the Shares and to protect our interests in connection with the transaction. We are able and prepared to bear the economic risk represented by holding the Shares indefinitely, regardless of what the future value of the Shares may be.

           5. We understand that an investment in the Shares, because of the nature of the business or the Company and the stage of development of that business, involves a high degree of

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                      risk. We have been given the opportunity to ask questions
                      and receive answers concerning the Company, its business and matters concerning our acquisition of the Shares, and our questions have been answered to our satisfaction for purposes of the acquisition of the Shares.

           6. We understand that the U.S. Securities and Exchange Commission (the "Commission") does not pass upon the merits of any securities offered or the terms of the offering, nor does it pass upon the accuracy or completeness of any offering circular or selling literature and that no state commissioner has done so. We also understand that, although these securities are offered under an exemption from registration under the Act, the Commission has not made an independent determination that these securities are exempt from registration, and that no state commissioner has determined that qualification, registration or some other action is not required.

           7. Our residence address and our social security or employer identification number, if any, are set forth below. If no social security or employer identification number is set forth below, we represent that we do not have any on and are not required to have any.

           8. We recognize that the Company and others will rely upon the truth, accuracy and completeness of the foregoing representations and warranties.

                                               Sincerely yours,

                                               [NAME OF INVESTOR]

                  Dated:    February 23, 1998

                  Full name and permanent home address:  By: /S/ O. Lee Tawes
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                                                             Signature
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                  Social Security or Employer Identification Number:

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